MANAGED PORTFOLIO SERIES

Nuance Concentrated Value Fund
Nuance Mid Cap Value Fund

(the “Funds”)

Supplement dated May 25, 2018 to the

Prospectus for the Funds
dated August 28, 2017, as amended

Effective immediately, the first paragraph following the class comparison chart on page 27 of the Prospectus is deleted and replaced with the following:

Additionally, Investor Class shares may be eligible to be converted to Institutional Class or Z Class shares of the same Fund, provided you meet the requirements for investing in Institutional Class or Z Class shares and subject to other conditions. In addition, Institutional Class shares may be eligible to be converted to Z Class shares of the same Fund provided you meet the requirements for investing in Z Class shares. If your shares are converted, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary or the Transfer Agent if you believe you qualify for a conversion of your shares, or for additional information regarding your eligibility for and the tax consequences of any conversion.

The “Payments to Financial Intermediaries” section on page 33 of the Prospectus is amended to add the following disclosure:

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Investor Class shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Investor Class Shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
If Class C (i.e., level-load) shares are offered, such shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

This supplement should be retained with your Prospectus for future reference.